Exhibit 10.2

Dated May 24, 2012

(1)                                 BUNGE LIMITED, as Performance Undertaking Provider

(2)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent

FIRST AMENDMENT TO
PERFORMANCE AND INDEMNITY AGREEMENT

THIS FIRST AMENDMENT TO THE PERFORMANCE AND INDEMNITY AGREEMENT (this “Amendment”) is dated May 24, 2012 and made between:

(1)                                 BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”), and

(2)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent (the “Administrative Agent”);

the Administrative Agent and the Performance Undertaking Provider are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               The Parties to this Amendment have entered into a Performance and Indemnity Agreement dated June 1, 2011 (the “Performance and Indemnity Agreement”) and the Parties now wish to amend the Performance and Indemnity Agreement in accordance with this Amendment.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Performance and Indemnity Agreement

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Definitions) of the Performance and Indemnity Agreement.

2.                                     AMENDMENTS TO THE PERFORMANCE AND INDEMNITY AGREEMENT

The Parties hereby agree that, with effect from the date of this Amendment, the Performance and Indemnity Agreement shall be amended as follows:

(a)                                 Section 10.2(c) (Reporting requirements) of the Performance and Indemnity Agreement shall be amended as follows:

To the Administrative Agent on a semi-annual basis (with the annual and second quarter financial statements), a certificate of the chief financial officer, treasurer or controller of the Performance Undertaking Provider stating that no Facility Event has occurred and is continuing (or, if any such event is continuing, describing in reasonable detail such event and the steps, if any, being taken or to be taken by the Performance Undertaking Provider or any of the Performance Parties to remedy such event).

3.                                      REPRESENTATIONS

The Performance Undertaking Provider represents and warrants to the Administrative Agent that, after giving effect to this Amendment, each of its representations and warranties set forth in the Performance and Indemnity Agreement is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Performance and Indemnity Agreement shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

5.                                      FURTHER ASSURANCE

The Parties shall upon request of the Administrative Agent do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

6.                                      CONDITIONS PRECEDENT

This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of (i) counterparts of this Amendment duly executed by each of the Parties and (ii) counterparts of the First Amendment of Receivables Transfer Agreement executed by each of the parties thereto.

7.                                      EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

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8.                                      GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BUNGE LIMITED, as Performance Undertaking Provider

By:	/s/ Premchand Kanneganti
	Name:	Premchand Kanneganti
	Title:	Treasurer

By:	/s/ Carla Heiss
	Name:	Carla Heiss
	Title:	Assistant General Counsel and Secretary

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent

By:	/s/ E. van Esveld
	Name:	E. van Esveld
	Title:	Director

[Signature to First Amendment to Performance and Indemnity Agreement]

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